UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2014

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 000-12379

255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On January 30, 2014, First Financial Bancorp. issued its earnings press release that included the results of operations and financial condition for the twelve months and fourth quarter of 2013. A copy of the earnings press release is attached as Exhibit 99.1.

The earnings press release includes some financial measures outside of generally accepted accounting principles (GAAP), referred to as non-GAAP financial measures. The first non-GAAP financial measure, Net interest margin (fully tax equivalent), appears in the table entitled “Consolidated Financial Highlights” under the section “Key Financial Ratios.” It also appears in the table entitled “Consolidated Quarterly Statements of Income” under “Additional Data.” The second non-GAAP financial measure, Net interest income-tax equivalent, appears in the tables entitled “Additional Data” at the bottom of the “Consolidated Quarterly Statements of Income” page. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management utilizes these measures to make peer comparisons and believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons.

Below is a table showing “net interest income” calculated and presented in accordance with GAAP and the adjustments to arrive at the non-GAAP financial measure “net interest income - tax equivalent.” The table also shows “net interest margin” as calculated and presented in accordance with GAAP as well as the non-GAAP financial measure “net interest margin (fully tax equivalent).”

	Three Months Ended					Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,
(Dollars in thousands)	2013	2013	2013	2013	2012	2013	2012
Net interest income	$55,804	$55,772	$58,078	$58,666	$61,976	$228,320	$253,341
Tax equivalent adjustment	635	516	514	477	366	2,142	1,055
Net interest income - tax equivalent	$56,439	$56,288	$58,592	$59,143	$62,342	$230,462	$254,396

Average earning assets	$5,677,734	$5,659,432	$5,791,715	$5,887,810	$5,779,969	$5,753,337	$5,799,917

Net interest margin*	3.90%	3.91%	4.02%	4.04%	4.27%	3.97%	4.37%
Net interest margin (fully tax equivalent)*	3.94%	3.95%	4.06%	4.07%	4.29%	4.01%	4.39%

* Margins are calculated using net interest income annualized divided by average earning assets.

The earnings press release also includes certain non-GAAP ratios in the “Consolidated Financial Highlights” page. These ratios are: (1) Return on average tangible shareholders' equity; (2) Ending tangible shareholders' equity as a percent of ending tangible assets; (3) Ending tangible shareholders' equity as a percent of risk-weighted assets; (4) Average tangible shareholders' equity as a percent of average tangible assets; and (5) Tangible book value per share. The Ending tangible shareholders' equity as a percent of ending tangible assets and Average tangible shareholders' equity as a percent of average tangible assets are also shown in the “Regulatory Capital” section of the “Capital Adequacy” page in the earnings release. The following table provides a reconciliation of these ratios to the corresponding GAAP components. The Company considers these critical metrics with which to analyze banks. The ratios have been included in the earnings press release to facilitate a better understanding of the Company's capital structure and financial condition.

	Three Months Ended					Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,
(Dollars in thousands, except per share data)	2013	2013	2013	2013	2012	2013	2012
Net income (a)	$3,785	$14,911	$15,829	$13,824	$16,265	$48,349	$67,303

Average total shareholders' equity	$700,063	$693,158	$703,804	$708,862	$714,373	$701,425	$713,717
Less:
Goodwill	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)
Intangible assets	(5,924)	(6,249)	(6,620)	(7,078)	(7,648)	(5,924)	(7,648)
Average tangible equity (b)	599,089	591,859	602,134	606,734	611,675	600,451	611,019

Total shareholders' equity	682,161	692,039	695,452	701,614	710,425	682,161	710,425
Less:
Goodwill	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)
Intangible assets	(5,924)	(6,249)	(6,620)	(7,078)	(7,648)	(5,924)	(7,648)
Ending tangible equity (c)	581,187	590,740	593,782	599,486	607,727	581,187	607,727

Total assets	6,417,213	6,253,441	6,274,575	6,349,017	6,497,048	6,417,213	6,497,048
Less:
Goodwill	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)
Intangible assets	(5,924)	(6,249)	(6,620)	(7,078)	(7,648)	(5,924)	(7,648)
Ending tangible assets (d)	6,316,239	6,152,142	6,172,905	6,246,889	6,394,350	6,316,239	6,394,350

Risk-weighted assets (e)	4,276,153	4,140,561	4,093,644	3,982,479	3,904,096	4,276,153	3,904,096

Total average assets	6,232,971	6,193,722	6,310,602	6,391,049	6,294,084	6,281,411	6,318,181
Less:
Goodwill	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)
Intangible assets	(5,924)	(6,249)	(6,620)	(7,078)	(7,648)	(5,924)	(7,648)
Average tangible assets (f)	6,131,997	6,092,423	6,208,932	6,288,921	6,191,386	6,180,437	6,215,483

Ending common shares outstanding (g)	57,533,046	57,702,444	57,698,344	58,028,923	58,046,235	57,533,046	58,046,235

Ratios
Return on average tangible shareholders' equity (a)/(b)	2.51%	10.00%	10.54%	9.24%	10.58%	8.05%	11.01%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets (c)/(d)	9.20%	9.60%	9.62%	9.60%	9.50%	9.20%	9.50%
Risk-weighted assets (b)/(e)	13.59%	14.27%	14.50%	15.05%	15.57%	13.59%	15.57%
Average tangible shareholders' equity of average tangible assets (b)/(f)	9.77%	9.71%	9.70%	9.65%	9.88%	9.72%	9.83%
Tangible book value per share (c)/(g)	$10.10	$10.24	$10.29	$10.33	$10.47	$10.10	$10.47

First Financial Bancorp also provided electronic presentation slides on its web site used in connection with the earnings conference call. A copy of the electronic presentation slides is included in this Report as Exhibit 99.2.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
Independent director Donald M. Cisle Sr. has decided to retire from the board effective May 27, 2014, the date of the next annual shareholder meeting.  Mr. Cisle has served as an independent director on the Company’s board since 1996 and presently serves on the Trust and Audit Committees of the board.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits:

The following exhibits shall not be deemed to be “filed” for purposes of the Securities Act.

99.1    First Financial Bancorp. Press Release dated January 30, 2014 - Furnished.
99.2    First Financial Bancorp. January 31, 2014 Earnings Call slides - Furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ Anthony M. Stollings
Anthony M. Stollings
Executive Vice President, Chief Financial Officer
and Chief Administrative Officer
Date:	January 30, 2014

Form 8-K                                First Financial Bancorp.

Exhibit Index
Exhibit No.        Description

99.1            First Financial Bancorp. Press Release dated January 30, 2014.
99.2            First Financial Bancorp. January 31, 2014 Earnings Call slides.